UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22080
                                                    -----------


                      First Trust Dividend and Income Fund
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
            --------------------------------------------------------
                    (Name and address of agent for service)


        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2014
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



FIRST TRUST

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2014

                                  FIRST TRUST
                                  Dividend and
                                     Income
                                      Fund
                                     (FAV)

                         CHARTWELL INVESTMENT PARTNERS
                           -------------------------
                   Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2014

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statements of Changes in Net Assets.........................................  16
Statement of Cash Flows.....................................................  17
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  19
Additional Information......................................................  25


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, Inc. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dividend and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST DIVIDEND AND INCOME FUND (FAV) SEMI-ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2014

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Dividend and Income Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the six months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 7.62% during the six months ended May 31, 2014. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
"AT A GLANCE"
AS OF MAY 31, 2014 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FAV
Common Share Price                                            $9.12
Common Share Net Asset Value ("NAV")                         $10.17
Premium (Discount) to NAV                                    (10.32)%
Net Assets Applicable to Common Shares                  $84,009,588
Current Quarterly Distribution per Common Share (1)         $0.1600
Current Annualized Distribution per Common Share            $0.6400
Current Distribution Rate on Closing Common Share Price (2)    7.02%
Current Distribution Rate on NAV (2)                           6.29%
-------------------------------------------------------------------

-----------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------------
            Common Share Price     NAV
5/13            $8.27             $9.29
                 8.29              9.37
                 8.41              9.30
                 7.91              9.11
6/13             8.14              9.22
                 8.20              9.26
                 8.36              9.52
                 8.64              9.57
7/13             8.38              9.39
                 8.41              9.45
                 8.32              9.41
                 8.24              9.24
                 8.20              9.31
8/13             8.10              9.18
                 8.19              9.23
                 8.36              9.38
                 8.44              9.52
9/13             8.55              9.46
                 8.42              9.44
                 8.38              9.50
                 8.70              9.68
10/13            8.62              9.63
                 8.62              9.60
                 8.52              9.61
                 8.61              9.73
                 8.60              9.76
11/13            8.55              9.73
                 8.44              9.68
                 8.33              9.55
                 8.56              9.75
12/13            8.77              9.89
                 8.67              9.86
                 8.72              9.82
                 8.78              9.83
                 8.40              9.50
1/14             8.31              9.43
                 8.36              9.46
                 8.50              9.64
                 8.48              9.60
2/14             8.70              9.70
                 8.79              9.80
                 8.65              9.68
                 8.67              9.79
3/14             8.70              9.85
                 8.68              9.93
                 8.59              9.73
                 8.80              9.91
4/14             8.66              9.77
                 8.83              9.97
                 8.88              9.99
                 8.93             10.01
                 9.22             10.08
5/14             9.12             10.17


--------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                            ----------------------------
                                                                        5 Years          Inception
                             6 Months Ended       1 Year Ended            Ended         (9/20/2007)
                               5/31/2014            5/31/2014           5/31/2014      to 5/31/2014
FUND PERFORMANCE (3)
NAV                               8.49%              17.65%              11.55%            2.12%
Market Value                     10.72%              18.51%               8.86%           -0.21%

INDEX PERFORMANCE
Russell 1000(R) Value Index      8.20%               19.60%              18.44%            4.67%
S&P 500(R) Index                 7.62%               20.45%              18.40%            5.89%
--------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                          % OF TOTAL
TOP 10 HOLDINGS                          INVESTMENTS
-----------------------------------------------------
JPMorgan Chase & Co.                            2.7%
Wells Fargo & Co.                               2.4
Royal Dutch Shell PLC                           2.2
Pfizer, Inc.                                    2.0
Altria Group, Inc.                              1.7
Total S.A.                                      1.7
Old Republic International Corp.                1.7
Regal Entertainment Group                       1.7
U.S. Bancorp                                    1.6
ConocoPhillips                                  1.6
-----------------------------------------------------
                                    Total      19.3%
                                              ======

-----------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY (S&P RATINGS)(4)          SENIOR LOANS
-----------------------------------------------------
BBB-                                            0.4%
BB+                                             4.7
BB                                              4.6
BB-                                             7.8
B+                                             39.1
B                                              35.9
B-                                              2.9
CCC+                                            2.8
NR (Privately rated securities)                 1.8
-----------------------------------------------------
                                    Total     100.0%
                                              ======

-----------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                        INVESTMENTS
-----------------------------------------------------
Financials                                     26.5%
Consumer Discretionary                         16.8
Energy                                         13.4
Health Care                                    11.8
Information Technology                          8.2
Industrials                                     6.9
Telecommunication Services                      5.7
Consumer Staples                                5.6
Materials                                       3.5
Utilities                                       1.6
-----------------------------------------------------
                                    Total     100.0%
                                              ======

(1) Most recent distribution paid or declared through 5/31/2014. Subject to change in the future. The distribution was increased subsequent to 5/31/2014. See Note 8 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2014

                                  SUB-ADVISOR

The predecessor to Chartwell Investment Partners, Inc. was Chartwell Investment Partners, L.P., an employee-owned investment advisory firm founded on April 1, 1997 by nine investment professionals from Delaware Investment Advisers. On March 5, 2014, Chartwell Investment Partners, L.P. completed a transaction whereby substantially all of its assets were sold to Chartwell Investment Partners, Inc. ("Chartwell"), a wholly owned subsidiary of TriState Capital Holdings, Inc. The new firm has the same focus as the old firm, as a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. First Trust Advisors L.P. ("First Trust") manages the senior loan and leverage component of the First Trust Dividend and Income Fund's (the "Fund") strategy.

                           PORTFOLIO MANAGEMENT TEAM

DOUGLAS W. KUGLER, SENIOR PORTFOLIO MANAGER, CHARTWELL

PETER M. SCHOFIELD, SENIOR PORTFOLIO MANAGER, CHARTWELL

WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER,
FIRST TRUST

SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, FIRST TRUST


MARKET RECAP

The S&P 500(R) Index ("Index") returned 7.62% (inclusive of dividends) during the six-month period from November 30, 2013 to May 31, 2014. The Index started this six-month period above the 1,800 level and just below its all-time high set on November 27, 2013. After a slight pause in early December, the typical year-end rally occurred, bringing the Index to yet another all-time high at the end of 2013. However, as the winter weather continued to worsen, economic data came in weaker than expected and the Index fell almost 6% from its mid-January highs to its period lows in early February. However, from those lows in early February, the Index rose over 11% by the end of May. A combination of better than expected corporate earnings, economic data and a positively received speech by Janet Yellen, the new Chair of the Federal Reserve, carried the markets higher despite the Russian/Crimean/ Ukrainian turmoil and lingering questions about the health of the Chinese economy and other emerging markets. An interesting feature of the equity market during this time period was what some are calling an "internal rotation" away from high valuation/momentum stocks (such as biotechnology and social media stocks) toward more stable, lower valuation stocks. Generally a change in market leadership can signal the start of a market decline but in this case the market continued its march higher, with the Index closing at 1,923.57 on May 30, 2014, which was a record high at the time. Overall, it was a very interesting six-month period as the groups that led the market were Technology, Materials and Utilities - all up over 14%. Market-lagging groups were Financials, Consumer Discretionary and Consumer Staples. There was an interesting mix of cyclical and non-cyclical groups in both the leaders and the laggards for the period covered by this report.

PERFORMANCE SUMMARY

For the six months from November 30, 2013 to May 31, 2014, the Fund's Net Asset Value ("NAV") returned 8.49% on a total return basis. The Index returned 7.62% and the Russell 1000(R) Value Index returned 8.20% on a total return basis over the same period. The equity portion of the portfolio overcame a sluggish start to the period with strong performance in the last few months of the period as the Fund benefited from the "internal rotation" discussed previously. The equity portion of the Fund's assets was up approximately 8.66% over the period, slightly outperforming the Russell 1000(R) Value Index. In addition, while the premiums received from writing options were lower than normal due to the low volatility during the period, the Fund did benefit slightly during the period from the options overwriting program. Within the equity portion of the portfolio, stock selection in the Consumer Staples, Health Care and Financials groups was a contributor to relative returns, while stock selection in the Media and Capital Goods groups detracted from relative performance. Several of the Fund's holdings performed extremely well during the period. AstraZeneca (+29.89%) received a takeover offer from Pfizer during the quarter, Dow Chemical Company (+29.34%) benefited from strong earnings growth and increased valuation (stock was sold during the period) and Alliance Resource Partners L.P. (+27.63%) benefited from better than expected distribution growth as well as increased valuation. In total, 16 stocks owned by the Fund were up over 15% in the period. Of course, not all stocks performed so strongly. National CineMedia (-10.83%), Seadrill (-11.54%) and TAL International (-17.17%) all suffered from some combination of weaker earnings or weaker than expected earnings and therefore saw their valuations decline.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

The S&P/LSTA Leveraged Loan Index ("Index") returned a modest 2.49% for the six month period ended May 31, 2014. Additionally, performance throughout the period was consistently positive, with every month posting positive performance.

One important factor helping support the positive returns for the period was the continuation of a strong credit environment. The trailing twelve-month default rate at the end of May 2014 was 4.60% for senior loans. The default rate increased as Texas Competitive Electric Holding Company LLC (TXU) (also known as Energy Future Holdings), the largest senior loan issuer within the market and a large high-yield bond issuer, defaulted during the period. This default was widely anticipated by the investors, in our opinion. We do not view this default as a sign of weakening credit conditions in the overall credit markets as TXU is a single issuer that struggled with an overleveraged balance sheet for several years. Excluding TXU from the default rate provides a much clearer picture of the underlying corporate fundamentals in the senior loan market. The default rate for the period from June 1, 2013, to May 31, 2014, excluding TXU, was 1.13%. The long-term average default rate for senior loans is 3.25% (for the period March 1999 - May 2014) according to Standard & Poor's/Loan Syndication Trading Association. As of May 31, 2014, TXU was not a holding of the Fund.

MARKET & FUND OUTLOOK

The S&P 500(R) Index closed at a record high at the end of May. It is up well over 175% from its closing low of 676.53 on March 9, 2009. Four of the five full calendar years from 2009 to 2013 saw double-digit increases, with 2013 up 32.39%, which was the largest yearly increase since 1997. The current year has seen a continuation of this uptrend with the S&P 500(R) Index setting new all-time highs in early June. The question is: where to now? The market has seen extremely low measures of volatility recently and some believe that market participants are displaying a high level of complacency. Steady improvement in the employment situation, low and stable inflation, a Federal Reserve that has (for the most part) been very predictable in its actions, and a geopolitical situation that, while being somewhat tumultuous, has lacked any significantly threatening situations, may have all contributed to this view of high complacency. Over the last few years the market has climbed the proverbial "wall of worry" as various controversies and risks were resolved. Currently, however, at least when compared to recent history, the number of "worries" that the market has to overcome has gone down. However, there still are a few. The debate over the impact of weather on the first quarter GDP growth of -2.9% is one uncertainty facing the market and investors. There continues to be questions about the sustainability of corporate profit margins and earnings. The economies in China and some emerging markets have been slowing and Europe is struggling to grow its economy at a reliable level. In our opinion, the major uncertainty facing the market toward the end of the year is the end of the Federal Reserve's open-market purchases of U.S. Treasuries and mortgage securities and at what point the Fed will begin to raise the fed funds rate, which is the interest rate at which banks loan money to each other overnight. As we have said in the past, these uncertainties can also provide positive impetus to stock prices if they are resolved in a market friendly manner.

Our basic position is that, despite these uncertainties, the economy should continue to grow at a reasonable, but not strong rate (and that the first quarter 2014 GDP numbers were strongly influenced by the horrific winter weather), and corporate profits should continue to grow (but at a subdued pace when compared to previous years). Companies have been cutting operating and administrative costs aggressively and a good number of them have taken advantage of low interest rates by refinancing higher cost debt to debt with lower rates. These and other actions have dramatically increased corporate free cash flow, which has provided companies the wherewithal to increase share repurchases and dividends. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market no longer at the lower end of historical norms, and with earnings growth flattening out, moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

For the senior loan/high yield debt component, our outlook for the credit markets remains positive. The combination of a modest default environment, better economic growth, sound corporate fundamentals and strong investor demand for income provides a firm backdrop for future returns, in our opinion.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remained firmly focused on finding value in the senior loan market.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
MAY 31, 2014 (UNAUDITED)


   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS - 83.0%
              AEROSPACE & DEFENSE - 1.0%
       8,900  Honeywell International, Inc. (a)..................  $     829,035
                                                                   -------------
              AUTOMOBILES - 1.1%
      26,000  General Motors Co..................................        899,080
                                                                   -------------
              BANKS - 9.4%
      63,000  F.N.B. Corp........................................        771,120
      51,400  JPMorgan Chase & Co. (a)...........................      2,856,298
      41,200  U.S. Bancorp (a)...................................      1,738,228
      50,000  Wells Fargo & Co. (a)..............................      2,539,000
                                                                   -------------
                                                                       7,904,646
                                                                   -------------
              CAPITAL MARKETS - 2.3%
      20,000  Blackstone Group L.P...............................        621,600
      35,000  Invesco, Ltd.......................................      1,284,500
                                                                   -------------
                                                                       1,906,100
                                                                   -------------
              CHEMICALS - 1.9%
       10,000 E.I. du Pont de Nemours & Co.......................        693,100
        9,000 LyondellBasell Industries N.V., Class A............        896,130
                                                                   -------------
                                                                       1,589,230
                                                                   -------------
              COMMERCIAL SERVICES & SUPPLIES - 0.9%
      15,000  G&K Services, Inc..................................        777,150
                                                                   -------------
              COMMUNICATIONS EQUIPMENT - 1.1%
      11,400  QUALCOMM, Inc......................................        917,130
                                                                   -------------
              CONSUMER FINANCE - 1.0%
      11,000  Capital One Financial Corp.........................        867,790
                                                                   -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 6.0%
      48,700  AT&T, Inc. (a).....................................      1,727,389
      42,300  CenturyLink, Inc...................................      1,593,441
      34,100  Verizon Communications, Inc. (a)...................      1,703,636
                                                                   -------------
                                                                       5,024,466
                                                                   -------------
              ELECTRIC UTILITIES - 0.8%
      20,000  PPL Corp...........................................        701,800
                                                                   -------------
              FOOD PRODUCTS - 1.1%
      15,300  Kraft Foods Group, Inc. (a)........................        909,738
                                                                   -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
      12,200  Covidien PLC (a)...................................        891,942
                                                                   -------------
              HOTELS, RESTAURANTS & LEISURE - 3.8%
      14,000  DineEquity, Inc. (a)...............................      1,111,460
      27,000  Six Flags Entertainment Corp. (a)..................      1,092,420
      12,500  Starwood Hotels & Resorts Worldwide, Inc. (a)......        998,125
                                                                   -------------
                                                                       3,202,005
                                                                   -------------
              INDUSTRIAL CONGLOMERATES - 2.0%
      63,000  General Electric Co. (a)...........................      1,687,770
                                                                   -------------


                            See Notes to Financial Statements             Page 5

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

   SHARES                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
              INSURANCE - 6.1%
      13,600  Arthur J. Gallagher & Co...........................  $     623,288
      16,500  MetLife, Inc.......................................        840,345
     104,400  Old Republic International Corp....................      1,785,240
      12,000  Prudential Financial, Inc..........................        985,920
       9,500  Travelers (The) Cos., Inc. (a).....................        887,775
                                                                   -------------
                                                                       5,122,568
                                                                   -------------
              IT SERVICES - 1.6%
      17,000  Automatic Data Processing, Inc.....................      1,354,560
                                                                   -------------
              MEDIA - 5.7%
      30,000  AMC Entertainment Holdings, Inc., Class A..........        680,100
      12,500  Lamar Advertising Co...............................        616,750
     107,000  National Cinemedia, Inc............................      1,676,690
      91,300  Regal Entertainment Group, Class A (a).............      1,781,263
                                                                   -------------
                                                                       4,754,803
                                                                   -------------
              METALS & MINING - 1.8%
      10,000  BHP Billiton Ltd., ADR.............................        678,800
      25,300  Freeport-McMoRan Copper & Gold, Inc. (a)...........        861,465
                                                                   -------------
                                                                       1,540,265
                                                                   -------------
              MULTI-UTILITIES - 1.1%
      12,500  National Grid PLC, ADR.............................        934,125
                                                                   -------------
              OIL, GAS & CONSUMABLE FUELS - 9.5%
       9,000  Chevron Corp. (a)..................................      1,105,110
      21,700  ConocoPhillips (a).................................      1,734,698
      10,000  Occidental Petroleum Corp..........................        996,900
      29,800  Royal Dutch Shell PLC, ADR (a).....................      2,342,280
      26,200  Total S.A., ADR (a)................................      1,819,590
                                                                   -------------
                                                                       7,998,578
                                                                   -------------
              PHARMACEUTICALS - 8.2%
      15,000  AstraZeneca PLC, ADR...............................      1,083,000
      15,400  GlaxoSmithKline PLC, ADR...........................        830,676
      14,800  Johnson & Johnson (a)..............................      1,501,608
      23,000  Merck & Co., Inc. (a)..............................      1,330,780
      72,200  Pfizer, Inc. (a)...................................      2,139,286
                                                                   -------------
                                                                       6,885,350
                                                                   -------------
              REAL ESTATE INVESTMENT TRUSTS - 2.1%
      22,100  EPR Properties.....................................      1,191,632
      20,000  Hospitality Properties Trust.......................        580,200
                                                                   -------------
                                                                       1,771,832
                                                                   -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
      51,800  Intel Corp. (a)....................................      1,415,176
      20,000  Microchip Technology, Inc..........................        952,000
                                                                   -------------
                                                                       2,367,176
                                                                   -------------
              SOFTWARE - 1.0%
      19,400  Microsoft Corp.....................................        794,236
                                                                   -------------


Page 6                        See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)


   SHARES/
    UNITS                         DESCRIPTION                          VALUE
------------  ---------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)
              SPECIALTY RETAIL - 1.0%
      14,500  L Brands, Inc......................................  $     832,155
                                                                   -------------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
      2,300   Apple, Inc. (a)....................................      1,455,900
                                                                   -------------
              TOBACCO - 5.2%
      43,800  Altria Group, Inc. (a).............................      1,820,328
      13,800  Lorillard, Inc.....................................        857,946
      18,800  Philip Morris International, Inc. (a)..............      1,664,552
                                                                   -------------
                                                                       4,342,826
                                                                   -------------
              TRADING COMPANIES & DISTRIBUTORS - 1.7%
      33,100  TAL International Group, Inc.......................      1,450,442
                                                                   -------------
              TOTAL COMMON STOCKS................................     69,712,698
              (Cost $62,601,074)                                   -------------


MASTER LIMITED PARTNERSHIPS - 7.3%

              OIL, GAS & CONSUMABLE FUELS - 7.3%
      13,000  Alliance Resource Partners, L.P....................      1,182,350
      16,700  Energy Transfer Partners, L.P......................        940,544
      12,500  Enterprise Products Partners, L.P..................        935,250
      23,600  Golar LNG Partners, L.P............................        777,620
       8,000  Kinder Morgan Energy Partners, L.P.................        608,400
      26,000  Teekay Offshore Partners, L.P......................        927,420
      14,500  Williams Partners, L.P.............................        770,095
                                                                   -------------
              TOTAL MASTER LIMITED PARTNERSHIPS..................      6,141,679
              (Cost $5,405,543)                                    -------------


INVESTMENT COMPANIES - 2.5%

              CAPITAL MARKETS - 1.1%
       5,000  SPDR S&P 500 ETF Trust.............................        963,150
                                                                   -------------

              DIVERSIFIED FINANCIAL SERVICES - 1.4%
      32,300  Kayne Anderson MLP Investment Co...................      1,204,467
                                                                   -------------
              TOTAL INVESTMENT COMPANIES.........................      2,167,617
              (Cost $2,116,803)                                    -------------


COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.5%

              CAPITAL MARKETS - 1.5%
      71,000  Ares Capital Corp..................................      1,224,040
                                                                   -------------
              TOTAL COMMON STOCKS -
              BUSINESS DEVELOPMENT COMPANIES.....................      1,224,040
              (Cost $1,239,143)                                    -------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                       STATED
    VALUE                               DESCRIPTION                              RATE (b)      MATURITY (c)       VALUE
-------------  -------------------------------------------------------------  --------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 26.4%
               AUTO COMPONENTS - 0.3%
$     150,000  Cooper Standard Holdings (CS Intermediate Holdco 2, LLC),
                  Term Loan.................................................      4.00%          04/04/21     $      149,688
      114,372  Metaldyne LLC, USD Term Loan 2014............................      4.25%          12/18/18            114,420
                                                                                                              --------------
                                                                                                                     264,108
                                                                                                              --------------
               CAPITAL MARKETS - 1.1%
      500,000  Nuveen Investments, Inc., Tranche B First-Lien Term Loan.....      4.15%          05/13/17            500,705
      400,000  RCS Capital Corp., Term Loan (First Lien)....................      6.50%          04/29/19            408,168
                                                                                                              --------------
                                                                                                                     908,873
                                                                                                              --------------
               COMMERCIAL SERVICES & SUPPLIES - 1.5%
      158,463  Garda World Security Corp., Term Loan B......................      4.00%          10/18/20            157,802
       40,537  Garda World Security Corp., Term B Delayed Draw Loan.........      4.00%          11/06/20             40,368
      410,400  SMG Holdings, Inc., Term Loan B..............................      4.50%          02/27/20            410,659
      483,668  Southern Graphic, Inc., Term Loan............................   4.25%-5.50%       10/17/19            483,668
      199,500  WTG Holdings III Corp., Term Loan (First Lien)...............      4.75%          01/15/21            199,500
                                                                                                              --------------
                                                                                                                   1,291,997
                                                                                                              --------------
               COMMUNICATIONS EQUIPMENT - 0.7%
      496,231  Alcatel-Lucent USA, Inc., New Term Loan C....................      4.50%          01/30/19            496,931
       46,354  Mitel Networks Corp., Term Loan..............................      5.25%          01/31/20             46,817
                                                                                                              --------------
                                                                                                                     543,748
                                                                                                              --------------
               CONSUMER FINANCE - 0.3%
      249,375  Walter Investment Management Corp., Tranche B
                  Term Loan.................................................      4.75%          12/18/20            245,884
                                                                                                              --------------
               CONTAINERS & PACKAGING - 0.6%
      224,438  Exopack Holding Corp., Term Loan B...........................      5.25%          04/30/19            227,524
      292,506  Filtration Group Corp., Term Loan (First Lien)...............      4.50%          11/20/20            294,211
                                                                                                              --------------
                                                                                                                     521,735
                                                                                                              --------------
               DIVERSIFIED CONSUMER SERVICES - 1.0%
      487,909  Asurion LLC, Incremental Tranche B-1 Term Loan...............      5.00%          05/24/19            489,495
      352,941  Asurion LLC, Term Loan (Second Lien).........................      8.50%          03/03/21            362,206
                                                                                                              --------------
                                                                                                                     851,701
                                                                                                              --------------
               DIVERSIFIED FINANCIAL SERVICES - 1.3%
      248,748  Duff & Phelps Corp., Initial Term Loan.......................      4.50%          04/23/20            249,059
      500,000  First Data Corp., 2021 New Dollar Term Loan..................      4.15%          03/24/21            500,155
       97,500  FLY Leasing Ltd. (Fly Funding II S.A.R.L), Loan..............      4.50%          08/09/19             98,171
      249,375  Santander Asset Management (SAM Finance Lux S.A.R.L),
                  Dollar Term Loan..........................................      4.25%          12/17/20            250,310
                                                                                                              --------------
                                                                                                                   1,097,695
                                                                                                              --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
      497,500  Cincinnati Bell, Inc., Tranche B Term Loan...................      4.00%          09/10/20            496,381
                                                                                                              --------------
               FOOD & STAPLES RETAILING - 0.7%
       83,125  Arby's (ARG 1H Corp.), Term Loan.............................      5.00%          11/15/20             83,358
      522,434  BJ's Wholesale Club, Inc., New 2013 (November)
                  Replacement Loan (First Lien).............................      4.50%          09/26/19            522,215
                                                                                                              --------------
                                                                                                                     605,573
                                                                                                              --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                       STATED
    VALUE                               DESCRIPTION                              RATE (b)      MATURITY (c)       VALUE
-------------  -------------------------------------------------------------  --------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
               FOOD PRODUCTS - 0.1%
$      99,754  Del Monte Foods, Inc., Initial Loan (First Lien).............      4.25%          02/18/21     $       99,525
                                                                                                              --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
      466,795  Carestream Health, Inc. (Onex Carestream Finance, L.P.),
                  Term Loan (First Lien 2013)...............................      5.00%          06/07/19            467,261
      519,550  DJO Finance LLC (ReAble Therapeutics Finance LLC), New
                  Tranche B Term Loan.......................................      4.25%          09/15/17            520,459
      150,000  Ikaria, Inc., Initial Term Loan (First Lien).................      5.00%          02/12/21            150,470
      454,180  Sage Products Holdings III LLC, Replacement Term Loan
                  (First Lien)..............................................      4.25%          12/13/19            453,612
                                                                                                              --------------
                                                                                                                   1,591,802
                                                                                                              --------------
               HEALTH CARE PROVIDERS & SERVICES - 1.8%
      178,571  CareCore National LLC, Term Loan.............................      5.50%          03/05/21            179,389
      498,427  CHG Healthcare Services, Inc, Term Loan (First Lien).........      4.25%          11/19/19            498,427
       99,750  CHS/Community Health Systems, Inc., 2021 Term D Loan.........      4.25%          01/27/21            100,280
      245,313  Gentiva Health Services, Inc., Initial Term C Loan...........      5.75%          10/18/18            245,313
       82,916  Heartland Dental Care LLC, Incremental Term Loan.............      5.50%          12/21/18             83,175
      130,208  Kindred Healthcare, Inc., New Term Loan......................      4.00%          04/09/21            129,394
      248,127  U.S. Renal Care, Inc., Tranche B-2 Term Loan (First lien)....      4.25%          07/03/19            248,437
                                                                                                              --------------
                                                                                                                   1,484,415
                                                                                                              --------------
               HEALTH CARE TECHNOLOGY - 0.3%
      249,375  Healthport Technologies LLC (CT Technologies Intermediate
                  Holdings, Inc.), Term Loan B..............................      5.25%          10/04/19            249,998
                                                                                                              --------------
               HOTELS, RESTAURANTS & LEISURE - 3.5%
      374,773  Bally Technologies, Inc., Term B Loan........................      4.25%          11/25/20            375,616
      650,000  Caesar's Growth Partners LLC, Term B Loan (First Lien).......      6.25%          05/08/21            646,022
      505,447  CityCenter Holdings LLC, Term Loan B (First Lien)............      5.00%          10/16/20            508,713
      471,545  Focus Brands, Inc., Refinancing Term Loan (First Lien).......      4.25%          02/21/18            471,394
      333,333  Planet Fitness Holdings LLC, Term Loan.......................      4.75%          03/31/21            334,377
      497,500  ROC Finance LLC, Funded Term B Loan..........................      5.00%          06/20/19            488,794
       96,364  Station Casinos, Inc., B Term Loan...........................      4.25%          03/02/20             96,483
                                                                                                              --------------
                                                                                                                   2,921,399
                                                                                                              --------------
               INSURANCE - 0.7%
       96,451  Amwins Group LLC, New Term Loan (First Lien).................      5.00%          09/06/19             96,492
      249,363  Confie Seguros Holding II Co., Term B Loan (First Lien)......      5.75%          11/09/18            249,550
      223,875  USI, Inc. (Compass Investors, Inc.), Initial Term Loan.......      4.25%          12/27/19            223,664
                                                                                                              --------------
                                                                                                                     569,706
                                                                                                              --------------
               IT SERVICES - 0.6%
      375,000  Interactive Data Corp., Term Loan............................      4.75%          05/02/21            377,580
      150,000  Sungard Availability Services Capital, Term Loan B...........      6.00%          03/29/19            149,062
                                                                                                              --------------
                                                                                                                     526,642
                                                                                                              --------------
               LIFE SCIENCES TOOLS & SERVICES - 0.3%
      250,000  InVentiv Health, Inc., Consolidated Term Loan................      7.50%          08/04/16            250,625
                                                                                                              --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

  PRINCIPAL                                                                       STATED
    VALUE                               DESCRIPTION                              RATE (b)      MATURITY (c)       VALUE
-------------  -------------------------------------------------------------  --------------  --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
               MACHINERY - 0.4%
$      99,829  Alliance Laundry Systems LLC, Initial Term Loan
                  (First Lien)..............................................   4.25%-5.25%       12/10/18            $99,704
      250,000  Husky Injection Molding Systems Ltd., New Term Loan..........      4.25%          06/30/18            250,348
                                                                                                              --------------
                                                                                                                     350,052
                                                                                                              --------------

               MEDIA - 3.4%
      250,000  Clear Channel Communications, Inc., Tranche B Term Loan......      3.80%          01/29/16            247,442
      497,487  Formula One (Alpha Topco Ltd.), New Facility B (USD).........      4.50%          04/30/19            498,249
      250,000  Mergermarket USA, Inc., Initial Term Loan (First Lien).......      4.50%          02/04/21            246,250
      349,370  NEP/NCP Holdco, Inc., Amendment No. 3 Incremental Term
                  Loan (First Lien).........................................      4.25%          01/22/20            348,759
      997,500  Tribune Co., Term Loan.......................................      4.00%          12/27/20            996,881
      500,000  WME IMG Worldwide, Inc., Term Loan (First Lien)..............      5.25%          05/06/21            502,125
                                                                                                              --------------
                                                                                                                   2,839,706
                                                                                                              --------------

               PHARMACEUTICALS - 1.4%
      213,636  Akorn, Inc., Loan............................................      4.50%          04/16/21            213,904
      592,784  Par Pharmaceutical Cos., Inc., Term B-2 Loan.................      4.00%          09/30/19            590,265
      200,000  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                  Term Loan.................................................      4.25%          03/11/21            197,714
      131,667  Salix Pharmaceuticals Ltd., Term Loan........................      4.25%          01/02/20            132,301
                                                                                                              --------------
                                                                                                                   1,134,184
                                                                                                              --------------

               PROFESSIONAL SERVICES - 0.8%
       99,750  CPA Global (Redtop Acquisitions Ltd.), Initial Dollar Term
                  Loan (First Lien).........................................      4.50%          12/03/20            100,124
      207,319  Information Resources, Inc., Term Loan.......................      4.75%          09/30/20            207,319
      350,000  TransUnion LLC, 2014 Replacement Term Loan...................      4.00%          04/09/21            348,761
                                                                                                              --------------
                                                                                                                     656,204
                                                                                                              --------------

               REAL ESTATE INVESTMENT TRUSTS - 0.5%
      447,299  iStar Financial, Inc., Loan..................................      4.50%          10/15/17            447,970
                                                                                                              --------------

               SOFTWARE - 1.4%
      537,131  Blue Coat Systems, Inc., New Term Loan.......................      4.00%          05/31/19            536,191
      498,750  BMC Software Finance, Inc., Initial US Term Loan.............      5.00%          09/10/20            499,788
      142,348  Triple Point Group Holdings, Inc., Term Loan B...............      5.25%          07/10/20            132,917
                                                                                                              --------------
                                                                                                                   1,168,896
                                                                                                              --------------

               SPECIALTY RETAIL - 1.2%
       99,500  Britax US Holdings, Inc., 1st Lien TLB.......................      4.50%          10/15/20             93,033
      497,503  Neiman Marcus Group, Inc., The, Other Term Loan..............      4.25%          10/25/20            496,011
      150,000  Nine West Holdings, Inc., Initial Loan.......................      4.75%          10/08/19            150,469
      186,035  Serta Simmons Holdings LLC, Term Loan B......................      4.25%          10/01/19            186,190
      100,000  Toys "R" US-Delaware, Inc., Term Loan B1 (Initial Loan)......      6.00%          09/01/16             83,639
                                                                                                              --------------
                                                                                                                   1,009,342
                                                                                                              --------------

               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.0%
       37,547  Dell, Inc., Term B Loan......................................      4.50%          04/29/20             37,457
                                                                                                              --------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................      22,165,618
               (Cost $22,131,411)                                                                             --------------



Page 10                    See Notes to Financial Statements




FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)


  PRINCIPAL                                                                       STATED
    VALUE                               DESCRIPTION                              RATE (b)      MATURITY (c)       VALUE
-------------  -------------------------------------------------------------  --------------  --------------  --------------
$25 PAR PREFERRED SECURITIES - 3.4%

               BANKS - 0.9%
       31,500  PNC Financial Services Group, Inc., Series Q.................      5.38%            (d)        $      724,500
                                                                                                              --------------
               CAPITAL MARKETS - 0.8%
       29,300  Goldman Sachs Group, Inc.....................................      5.95%            (d)               697,340
                                                                                                              --------------
               CONSUMER FINANCE - 1.3%
       42,800  Discover Financial Services, Series B........................      6.50%            (d)             1,075,136
                                                                                                              --------------
               MARINE - 0.4%
       14,700  Seaspan Corp., Series D......................................      7.95%            (d)               378,819
                                                                                                              --------------
               TOTAL $25 PAR PREFERRED SECURITIES...........................................................       2,875,795
               (Cost $2,915,111)                                                                              --------------


$50 PAR PREFERRED SECURITIES - 1.4%

               REAL ESTATE INVESTMENT TRUSTS - 1.4%
       20,000  Weyerhaeuser Co., Series A...................................      6.38%       07/01/16             1,172,800
                                                                                                              --------------
               TOTAL $50 PAR PREFERRED SECURITIES...........................................................       1,172,800
               (Cost $1,046,856)                                                                              --------------

               TOTAL INVESTMENTS - 125.5%...................................................................     105,460,247
               (Cost $97,455,941) (e)                                                                         --------------


 NUMBER OF
 CONTRACTS                         DESCRIPTION                          VALUE
------------   ---------------------------------------------------  -------------
CALL OPTIONS WRITTEN - (0.4%)
               Altria Group, Inc. Call
         150   @  $41.00 due June 2014............................        (10,500)
                                                                    -------------
               Apple, Inc. Call
           5   @   630.00 due June 2014...........................         (8,025)
                                                                    -------------
               AT&T, Inc. Call
         250   @   36.00 due June 2014............................         (4,500)
                                                                    -------------
               Automatic Data Processing, Inc. Call
         170   @   80.00 due June 2014............................        (10,200)
                                                                    -------------
               BHP Billiton Ltd. Call
          60   @   72.50 due June 2014............................           (720)
                                                                    -------------
               Blackstone Group L.P. Call
         100   @   33.00 due June 2014............................         (1,400)
                                                                    -------------
               Capital One Financial Corp. Call
          70   @   77.50 due June 2014............................        (13,370)
          40   @   80.00 due June 2014............................         (2,240)
                                                                    -------------
                                                                          (15,610)
                                                                    -------------
               CenturyLink, Inc. Call
         100   @   38.00 due June 2014............................         (2,000)
                                                                    -------------
               ConocoPhillips Call
         150   @   80.00 due June 2014............................        (14,250)
                                                                    -------------
               Freeport-McMoRan Copper & Gold, Inc. Call
         175   @   37.00 due June 2014............................           (438)
                                                                    -------------


                   See Notes to Financial Statements                     Page 11




FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

 NUMBER OF
 CONTRACTS                         DESCRIPTION                          VALUE
------------   ---------------------------------------------------  -------------
CALL OPTIONS WRITTEN (CONTINUED)

               General Electric Co. Call
         200   @  $27.00 due June 2014............................  $      (4,400)
                                                                    -------------
               General Motors Co. Call
          50   @   36.00 due June 2014............................           (850)
                                                                    -------------
               Honeywell International, Inc. Call
          80   @   95.00 due June 2014............................         (2,960)
                                                                    -------------
               Invesco Ltd. Call
         125   @   37.00 due June 2014............................         (5,000)
                                                                    -------------
               JPMorgan Chase & Co. Call
         200   @   55.00 due June 2014............................        (22,000)
                                                                    -------------
               L Brands, Inc. Call
          75   @   60.00 due June 2014............................         (1,500)
                                                                    -------------
               Lorillard, Inc. Call
          90   @   65.00 due June 2014............................         (7,200)
                                                                    -------------
               LyondellBasell Industries N.V. Call
          45   @   100.00 due June 2014...........................         (6,030)
                                                                    -------------
               Merck & Co., Inc. Call
         130   @   57.50 due June 2014............................        (13,520)
                                                                    -------------
               MetLife, Inc. Call
         100   @   52.50 due June 2014............................         (3,800)
                                                                    -------------
               Microchip Technology, Inc. Call
         120   @   48.00 due June 2014............................         (6,600)
                                                                    -------------
               Microsoft Corp. Call
          90   @   41.00 due June 2014............................         (4,860)
                                                                    -------------
               Prudential Financial, Inc. Call
          70   @   82.50 due June 2014............................         (9,800)
                                                                    -------------
               QUALCOMM, Inc. Call
          50   @   82.50 due June 2014............................           (750)
                                                                    -------------
               S&P 500 Index Calls (f)
         100   @   1,930.00 due June 2014.........................       (114,500)
          50   @   1,940.00 due June 2014.........................        (36,750)
                                                                    -------------
                                                                         (151,250)
                                                                    -------------
               Starwood Hotels & Resorts Worldwide, Inc. Calls
          75   @   82.50 due June 2014............................         (1,875)
          50   @   80.00 due June 2014............................         (4,950)
                                                                    -------------
                                                                           (6,825)
                                                                    -------------
               TAL International Group, Inc. Call
         150   @   45.00 due June 2014............................         (5,250)
                                                                    -------------
               Verizon Communications, Inc. Call
         125   @   50.00 due June 2014............................         (6,750)
                                                                    -------------
               TOTAL CALL OPTIONS WRITTEN........................        (326,988)
                                                                    -------------
               (Premiums received $204,216)

               OUTSTANDING LOAN - (25.6%)........................     (21,500,000)
               NET OTHER ASSETS AND LIABILITIES - 0.5%...........         376,329
                                                                    -------------
               NET ASSETS - 100.0%...............................   $  84,009,588
                                                                    =============


Page 12                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2014. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. (d) Perpetual maturity.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,527,831 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $523,525.

(f) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                             ASSETS TABLE
                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                5/31/2014        PRICES          INPUTS          INPUTS
---------------------------------------  -------------   -------------   -------------   -------------
Common Stocks*.........................  $  69,712,698   $  69,712,698   $          --   $          --
Master Limited Partnerships*...........      6,141,679       6,141,679              --              --
Investment Companies*..................      2,167,617       2,167,617              --              --
Common Stocks - Business Development
   Companies*..........................      1,224,040       1,224,040              --              --
Senior Floating-Rate Loan Interests*...     22,165,618              --      22,165,618              --
$25 Par Preferred Securities*..........      2,875,795       2,875,795              --              --
$50 Par Preferred Securities*..........      1,172,800       1,172,800              --              --
                                         -------------   -------------   -------------   -------------
Total Investments......................  $ 105,460,247   $  83,294,629   $  22,165,618   $          --
                                         =============   =============   =============   =============

                                          LIABILITIES TABLE
                                                                            LEVEL 2         LEVEL 3
                                             TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                           VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                           5/31/2014        PRICES          INPUTS          INPUTS
---------------------------------------  -------------   -------------   -------------   -------------
Call Options Written...................  $    (326,988)  $    (326,988)  $          --   $          --
                                         =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2014.


                 See Notes to Financial Statements                       Page 13

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2014 (UNAUDITED)

ASSETS:
Investments, at value
  (Cost $97,455,941)                                                                              $  105,460,247
Cash.........................................................................................            740,296
Receivables:
  Investment securities sold.................................................................          1,456,844
  Dividends..................................................................................            403,703
  Interest...................................................................................            142,958
  Dividend reclaims..........................................................................              8,868
Prepaid expenses.............................................................................             17,416

  Total Assets...............................................................................        108,230,332

LIABILITIES:
Outstanding loan.............................................................................         21,500,000
Options written, at value (Premiums received $204,216).......................................            326,988
Payables:
  Investment securities purchased............................................................          2,225,750
  Investment advisory fees...................................................................             88,543
  Audit and tax fees.........................................................................             31,010
  Printing fees..............................................................................             21,272
  Administrative fees........................................................................             11,769
  Transfer agent fees........................................................................              5,641
  Trustees' fees and expenses................................................................              3,299
  Custodian fees.............................................................................              2,359
  Legal fees.................................................................................              1,443
  Interest and fees on loan..................................................................              1,130
  Financial reporting fees...................................................................                771
Other liabilities                                                                                            769
                                                                                                  --------------
  Total Liabilities..........................................................................         24,220,744
                                                                                                  --------------
NET ASSETS...................................................................................     $   84,009,588
                                                                                                  ==============
NET ASSETS CONSIST OF:
Paid-in capital..............................................................................     $  141,663,471
Par value....................................................................................             82,595
Accumulated net investment income (loss).....................................................         (1,468,990)
Accumulated net realized gain (loss) on investments and written options......................        (64,149,022)
Net unrealized appreciation (depreciation) on investments and written options................          7,881,534
                                                                                                  --------------
NET ASSETS...................................................................................     $   84,009,588
                                                                                                  ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share).........................     $        10.17
                                                                                                  ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)..          8,259,517
                                                                                                  ==============



Page 14                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2014 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $17,869)........................................     $    1,652,372
Interest.....................................................................................            480,893
Other........................................................................................             24,508
                                                                                                  --------------
  Total investment income....................................................................          2,157,773
                                                                                                  --------------
EXPENSES:
Investment advisory fees.....................................................................            507,362
Interest and fees on loan....................................................................             92,755
Administrative fees..........................................................................             53,786
Printing fees................................................................................             32,747
Audit and tax fees...........................................................................             26,888
Legal fees...................................................................................             25,926
Transfer agent fees..........................................................................             15,173
Trustees' fees and expenses..................................................................              8,876
Custodian fees...............................................................................              6,367
Financial reporting fees.....................................................................              4,625
Other........................................................................................             19,942
                                                                                                  --------------
  Total expenses.............................................................................            794,447
                                                                                                  --------------
NET INVESTMENT INCOME (LOSS).................................................................          1,363,326
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments................................................................................          2,803,150
  Written options............................................................................            241,777
                                                                                                  --------------
Net realized gain (loss).....................................................................          3,044,927
                                                                                                  --------------
Net change in unrealized appreciation (depreciation) on:
  Investments................................................................................          1,945,539
  Written options............................................................................            (97,290)
                                                                                                  --------------
Net change in unrealized appreciation (depreciation).........................................          1,848,249
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)......................................................          4,893,176
                                                                                                  --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS.............................     $    6,256,502
                                                                                                  ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS
                                                                                            ENDED           YEAR
                                                                                          5/31/2014         ENDED
                                                                                         (UNAUDITED)     11/30/2013
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $   1,363,326   $   1,652,488
Net realized gain (loss)...........................................................         3,044,927       6,821,088
Net change in unrealized appreciation (depreciation)...............................         1,848,249       5,864,581
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from operations....................         6,256,502      14,338,157
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (2,643,045)     (2,713,901)
Return of capital..................................................................                --      (2,489,595)
                                                                                        -------------   -------------
Total distributions to shareholders................................................        (2,643,045)     (5,203,496)
                                                                                        -------------   -------------
Total increase (decrease) in net assets............................................         3,613,457       9,134,661

NET ASSETS:
Beginning of period................................................................        80,396,131      71,261,470
                                                                                        -------------   -------------
End of period......................................................................     $  84,009,588   $  80,396,131
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period..........................     $  (1,468,990)  $    (189,271)
                                                                                        =============   =============
COMMON SHARES:
Common Shares at end of period.....................................................         8,259,517       8,259,517
                                                                                        =============   =============


Page 16                   See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2014 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations........     $   6,256,502
Adjustments  to  reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
   Purchases of investments............................................       (44,537,543)
   Sales, maturities and paydowns of investments.......................        42,068,461
   Proceeds from written options.......................................         2,005,938
   Amount paid to close written options................................        (1,686,168)
   Return of capital received from investment in MLPs..................           155,056
   Net amortization/accretion of premiums/discounts on investments.....            (4,502)
   Net realized gain/loss on investments and written options...........        (3,044,927)
   Net change in unrealized appreciation/depreciation on investments and
     written options...................................................        (1,848,249)

CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable.....................................           (83,038)
   Increase in dividends receivable....................................          (101,475)
   Decrease in dividend reclaims receivable............................             7,818
   Increase in prepaid expenses........................................           (13,678)
   Decrease in interest and fees on loan payable.......................           (12,318)
   Increase in investment advisory fees payable........................             9,968
   Decrease in audit and tax fees payable..............................           (22,490)
   Decrease in legal fees payable......................................            (2,901)
   Increase in printing fees payable...................................             7,940
   Increase in administrative fees payable.............................             3,145
   Decrease in custodian fees payable..................................            (5,776)
   Increase in transfer agent fees payable.............................             3,499
   Increase in Trustees' fees and expenses payable.....................                62
   Increase in other liabilities payable...............................               618
                                                                            -------------
CASH USED IN OPERATING ACTIVITIES......................................                               $    (844,058)
                                                                                                      -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income.....        (2,643,045)
   Proceeds from borrowing.............................................         3,500,000
                                                                            -------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES............................                                     856,955
                                                                                                      -------------
Increase in cash.......................................................                                      12,897
Cash at beginning of period............................................                                     727,399
                                                                                                      -------------
CASH AT END OF PERIOD..................................................     $     740,296
                                                                            =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees......................     $     105,073
                                                                            =============



See Notes to Financial Statements                                        Page 17

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Six Months
                                                 Ended           Year             Year          Year       Year          Year
                                             5/31/2014 (a)      Ended          Ended         Ended         Ended         Ended
                                              (Unaudited)   11/30/2013 (b)  11/30/2012    11/30/2011    11/30/2010    11/30/2009
                                             -------------  --------------  -----------   -----------   -----------   -----------
Net asset value, beginning of period.....     $    9.73      $    8.63       $    9.20     $    9.93     $   10.48     $   10.61
                                              ---------      ---------       ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............          0.17           0.20            0.51          0.84 (c)      1.15 (c)      1.90 (c)
Net realized and unrealized gain (loss)..          0.59           1.53           (0.36)        (0.56)        (0.45)        (0.20)
                                              ---------      ---------       ---------     ---------     ---------     ---------
Total from investment operations.........          0.76           1.73            0.15          0.28          0.70          1.70
                                              ---------      ---------       ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................         (0.32)         (0.33)          (0.51)        (0.78)        (1.21)        (1.84)
Return of capital........................            --          (0.30)          (0.21)        (0.24)        (0.21)           --
                                              ---------      ---------       ---------     ---------     ---------     ---------
Total distributions to Common
   Shareholders..........................         (0.32)         (0.63)          (0.72)        (1.02)        (1.42)        (1.84)
                                              ---------      ---------       ---------     ---------     ---------     ---------
Premiums from shares sold in Common Share
   offering..............................            --             --              --          0.01          0.17          0.01
                                              ---------      ---------       ---------     ---------     ---------     ---------
Net asset value, end of period...........     $   10.17      $    9.73       $    8.63     $    9.20     $    9.93     $   10.48
                                              =========      =========       =========     =========     =========     =========
Market value, end of period..............     $    9.12      $    8.55       $    7.69     $    8.41     $   10.47     $   12.10
                                              =========      =========       =========     =========     =========     =========
Total return based on net asset
   value (d).............................          8.49%         21.52%           2.24%(e)      2.81%         7.59%        18.44%
                                              =========      =========       =========     =========     =========     =========
Total return based on market value (d)...         10.72%         19.84%          (0.34)%      (10.96)%       (1.56)%       80.51%
                                              =========      =========       =========     =========     =========     =========
--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....     $  84,010      $  80,396       $  71,261     $  75,980     $  80,302     $   76,196
Ratio of total expenses to average net
   assets................................          1.97% (g)      1.52%           1.48%         1.60%         1.66%          1.89%
Ratio of total expenses to average net
   assets excluding interest expense.....          1.74% (g)      1.50%           1.48%         1.60%         1.66%          1.89%
Ratio of net investment income (loss) to
   average net assets....................          3.39% (g)      2.18%           5.60%         8.42%        11.34%         19.31%
Portfolio turnover rate..................            40%          184%             790%        1,297%        1,516%         2,030%

INDEBTEDNESS:
Total loan outstanding (in 000's)........     $  21,500      $  18,000       $     N/A     $     N/A     $     N/A     $      N/A
Asset coverage per $1,000 of
   indebtedness (f)......................     $   4,907      $   5,466       $     N/A     $     N/A     $     N/A     $      N/A

--------------------


(a) On February 21, 2014, the Fund's Board of Trustees approved an interim and a new sub-advisory agreement with Chartwell Investment Partners, Inc., which became the Fund's Sub-Advisor on March 5, 2014, under an interim sub-advisory agreement. On July 2, 2014, the shareholders voted to approve the new sub-advisory agreement.

(b) On June 9, 2013, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, L.P., which became the Fund's Sub-Advisor on July 1, 2013, under the interim sub-advisory agreement. On September 16, 2013, the shareholders voted to approve the new sub-advisory agreement.

(c)   Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e) The Fund received a reimbursement from the Sub-Advisor in the amount of $12,651. The reimbursement from the Sub-Advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(f) Calculated by taking the Fund's total assets less the Fund's liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

(g)   Annualized.


Page 18                    See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund) (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE"). On February 21, 2014, the Fund's Board of Trustees approved an interim and a new sub-advisory agreement with Chartwell Investment Partners, Inc. ("Sub-Advisor" or "Chartwell"), which became the Fund's Sub-Advisor on March 5, 2014, under an interim sub-advisory agreement. On July 2, 2014, the shareholders voted to approve the new sub-advisory agreement. The predecessor to Chartwell was Chartwell Investment Partners, L.P., an employee-owned investment advisory firm founded on April 1, 1997, by nine investment professionals from Delaware Investment Advisors. On March 5, 2014, Chartwell Investment Partners, L.P. completed a transaction whereby substantially all of its assets were sold to Chartwell, a wholly owned subsidiary of Tristate Capital Holdings, Inc. The new firm has the same focus as the old firm, as a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities, that Chartwell believes offer the potential for attractive income and/or capital appreciation, and debt securities and senior, secured floating rate loans ("Senior Loans")1 that First Trust Advisors L.P. ("First Trust" or the "Advisor") believes offer the potential for attractive income and/or capital appreciation. The Fund's portfolio consists of two components: (1) the "Equity Component," which consists primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"); and (2) the "Senior Loan/High Yield Debt Component." The Equity Securities in which the Fund may invest will include common stocks, preferred securities, convertible securities, American Depositary Receipts, including American Depositary Shares, European Depositary Receipts, Global Depositary Receipts and warrants, all of which will generally trade on a registered U.S. national securities exchange. In addition, Equity Securities will also include (including for purposes of the 80% test set forth above) investments in Real Estate Investment Trusts, Master Limited Partnerships ("MLPs") and investment companies, including exchange traded funds and business development companies. The Senior Loan/High Yield Debt Component will primarily consist of (i) Senior Loans and (ii) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated Equity Securities of non-U.S. issuers. On an ongoing and consistent basis, the Fund expects to write (sell) covered call options on equity indices and/or Equity Securities within the Equity Component. The Fund will normally write (sell) covered call options against equity indices and/or Equity Securities with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objectives. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


       The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

       Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

       Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of the security;
      4)    the financial statements of the issuer;
      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


       9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      12)   issuer's competitive position within the industry;
      13) issuer's ability to access additional liquidity through public and/or private markets; and
      14)  other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2014, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. Through June 30, 2013, the option strategy was managed by the Alternatives Group at First Trust, the investment advisor to the Fund. As of July 1, 2013, the option strategy is managed by Chartwell. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

For the six months ended May 31, 2014, distributions of $155,056 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded delayed draw loan commitments as of May 31, 2014.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2013 was as follows:


Distributions paid from:

Ordinary income...................................  $   2,713,901
Capital gain......................................             --
Return of capital.................................      2,489,595

As of November 30, 2013 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $          --
                                                    -------------
Undistributed capital gains.......................             --
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (67,087,832)
Net unrealized appreciation (depreciation)........      5,811,284
                                                    -------------
Total accumulated earnings (losses)...............    (61,276,548)
Other.............................................        (73,387)
Paid-in capital...................................    141,746,066
                                                    -------------
Net assets........................................  $  80,396,131
                                                    =============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2013, the Fund utilized pre-enactment net capital loss carryforwards in the amount of $1,249,755 and post-enactment capital loss carryforwards in the amount of $3,730,263 for federal income tax purposes. At November 30, 2013, the Fund had pre-enactment capital losses for federal income tax purposes of $67,069,191 expiring as follows and no non-expiring post-enactment capital loss carryforwards:

         EXPIRATION DATE            AMOUNT
         November 30, 2016     $42,833,814
         November 30, 2017      17,263,318
         November 30, 2018       5,877,626
         November 30, 2019       1,094,433

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2013, the Fund elected to defer net realized capital losses in the amount of $18,641.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of May 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection of the senior loan component of the portfolio, ongoing monitoring of the Fund's entire investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell serves as the Fund's Sub-Advisor and manages the Fund's equity component of the portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets allocated to the Sub-Advisor that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2014 were $41,667,270 and $43,092,472, respectively.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


                          5. DERIVATIVES TRANSACTIONS

For the six months ended May 31, 2014, written option activity for the Fund was as follows:


                                               NUMBER
                                                 OF
WRITTEN OPTIONS                              CONTRACTS         PREMIUMS
-------------------------------------------------------------------------------
Options outstanding at November 30, 2013...       2,592      $   222,338
Options Written............................      26,348        2,005,938
Options Expired............................     (14,367)        (653,236)
Options Exercised..........................      (1,597)         (96,115)
Options Closed.............................      (9,731)      (1,274,709)
                                             ----------      -----------
Options outstanding at May 31, 2014........       3,245      $   204,216
                                             ==========      ===========

The following table presents the type of derivatives held by the Fund at May 31, 2014, the primary underlying risk exposure and the location of these instruments as presented on the

Statement of Assets and Liabilities.

                                               ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                   -----------------------------------------  ------------------------------------------
DERIVATIVE                         STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT       RISK EXPOSURE       LIABILITIES LOCATION       FAIR VALUE      LIABILITIES LOCATION        FAIR VALUE
---------------  --------------    ------------------------   --------------  -------------------------   --------------
Written Options  Equity Risk                 --               $  --           Options Written, at value    $  326,988

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options                          $  241,777
Net change in unrealized appreciation (depreciation) on written options (97,290)

                                 6. BORROWINGS

On September 18, 2013, the Fund entered into a committed facility agreement with Bank of America Merrill Lynch that has a maximum commitment amount of $25,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.25% on the undrawn amount of such facility on any day that the loan balance is less than 20% of the total commitment amount. The average amount outstanding for the six months ended May 31, 2014, was $21,041,209, with a weighted average interest rate of 0.86%. As of May 31, 2014, the Fund had outstanding borrowings of $21,500,000 under this committed facility agreement. The high and low annual interest rates for the six months ended May 31, 2014, were 0.87% and 0.85%, respectively. The interest rate at May 31, 2014, was 0.85%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On June 8-9, 2014, the Fund's Board of Trustees approved the continuation of the Investment Management Agreement between the Fund and First Trust Advisors, L.P.

On July 2, 2014, the Fund's shareholders voted to approve a new investment sub-advisory agreement with Chartwell Investment Partners, Inc.

On July 10, 2014, the Fund declared a dividend of $0.17 per share to Common Shareholders of record on July 24, 2014, payable July 31, 2014.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust MLP and Energy Income Fund and First Trust Intermediated Duration Preferred & Income Fund was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Trustee Robert F. Keith was elected by the Common Shareholders of the First Trust Dividend and Income Fund as Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Keith was 7,214,630, the number of votes against was 82,554 and the number of broker non-votes was 962,333. Richard E. Erickson, Thomas R. Kadlec, Niel B. Nielson, and James A. Bowen are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INTERIM AND NEW SUB-ADVISORY
AGREEMENTS

The Board of Trustees of First Trust Dividend and Income Fund (the "Fund"), including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. (the "Advisor") and Chartwell Investment Partners Inc. ("New Chartwell") at a meeting held on February 20, 2014. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund. Based on information provided by Chartwell Investment Partners, L.P. ("Old Chartwell" and collectively with New Chartwell, "Chartwell"), the predecessor entity to New Chartwell and current Sub-Advisor to the Fund, the Board, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Sub-Advisory Agreement among the Fund, the Advisor and Old Chartwell (the "Current Sub-Advisory Agreement").

On January 8, 2014, the Board was informed that Old Chartwell and TriState Capital Holdings, Inc. ("TriState") had entered into an asset purchase agreement, pursuant to which TriState, through its wholly-owned subsidiary, New Chartwell, would acquire substantially all of the assets of Old Chartwell (the "Transaction"). The Board also was informed that the consummation of the Transaction, which was expected to occur during the first quarter of 2014, would constitute a "change of control" of Old Chartwell and result in the "assignment" and termination of the Current Sub-Advisory Agreement pursuant to its terms and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). On January 8, 2014, counsel to the Independent Trustees provided Chartwell with a request for information regarding the Transaction and the services to be provided under the Agreements. In anticipation of the consummation of the Transaction, the Board held special in-person meetings on January 22, 2014 and February 20, 2014, to consider the information provided by Chartwell and to consider the approval of the Agreements.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2014 (UNAUDITED)


To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from the change in the corporate structure of the contracting Chartwell party, their effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Current Sub-Advisory Agreement. The Board considered that the information provided by Chartwell and TriState in response to the Independent Trustees' request for information included a discussion of the services provided by Chartwell to the Fund (including the relevant personnel responsible for these services); the sub-advisory fees charged by Chartwell to the Fund; the nature of expenses incurred by Chartwell in providing services to the Fund and the potential for economies of scale, if any; financial data on Chartwell and TriState; and any fall out benefits to Chartwell. In addition, Chartwell's CEO, Tim Riddle, Doug Kugler, a portfolio manager of the Fund, and Jim Getz, Chairman, President and CEO of TriState, were present at the January 22, 2014 Board meeting and discussed the Transaction and the Agreements with the Board.

The Independent Trustees met separately with their independent legal counsel at both the January 22, 2014 and February 20, 2014 Board meetings to discuss the Agreements and the information provided by Chartwell and TriState.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Chartwell under the Agreements. The Board considered the background and experience of Chartwell's portfolio management team, noting that it had previously been informed of the retirement of Bernard Shaffer effective December 31, 2013, and that the Transaction was not expected to result in any other changes to the portfolio management team. The Board also considered the representations of Chartwell that there will be no diminution of services provided under the Agreements. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by New Chartwell under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fee rates to be paid under the Agreements, noting that they would be the same as the fee rate paid under the Current Sub-Advisory Agreement, and that fees payable to New Chartwell under the Interim Sub-Advisory Agreement would be held in escrow until shareholder approval of the New Sub-Advisory Agreement. The Board, including a majority of the Independent Trustees, determined that apart from the provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the differences between the Current Sub-Advisory Agreement and the Agreements were immaterial. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Old Chartwell, an unaffiliated third-party. The Board concluded that the sub-advisory fee rate was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by New Chartwell under the Agreements.

The Board noted that Chartwell did not identify any economies of scale realized in connection with providing services to the Fund. The Board also noted that the Transaction would recapitalize Chartwell and was expected to position Chartwell for future growth. The Board also considered fall-out benefits realized by Chartwell from its relationship with the Fund, noting Chartwell's representation that no changes were anticipated in its soft-dollar policy.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, Inc.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) Christian C. Bertelsen, Edward C. Bertelsen, Mark Belanian, Jeffrey Walker, John Gambla and Rob A. Guttschow are no longer Portfolio Managers for the registrant. Bernard P. Schaffer, Douglas W. Kugler and Peter M. Schofield have been added as Portfolio Managers for the registrant.

IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS INFORMATION PROVIDED AS OF JULY 29, 2014

PORTFOLIO MANAGEMENT TEAM
Bernard P. Schaffer, Senior Portfolio Manager, is no longer involved as a portfolio manager for the registrant. Mr. Schaffer retired on December 31, 2013. There have been no other changes since the filing of the last annual report.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Dividend and Income Fund
               --------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     -----------------


By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 21, 2014
     -----------------

* Print the name and title of each signing officer under his or her signature.